SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  ZAPWORLD.COM
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 24, 2000

     The 2000 Annual Meeting of Stockholders of ZAPWORLD.COM, Inc. (the "Company") will be held at 11:30 a.m. Pacific Daylight Time on Saturday, June 24, 2000 at the Sebastopol Community Center, located at 390 Morris Street, Sebastopol, California 95472, for the following purposes:

1. To elect five Directors to serve until the next annual Meeting of Shareholders and until their respective successors are elected and qualified.

2. To approve an amendment to the Articles of Incorporation to increase the authorized Common Stock of the Company to 20,000,000.

3.       To  approve   amendments  to  the  Company's  1999  Stock  Option  Plan
         increasing the pool available for options to 1,500,000 shares of Common Stock.

4. To approve an amendment to the Articles of Incorporation to authorize 10,000,000 shares of Indeterminate Preferred Stock in the manner described in the attached Proxy Statement.

5. To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company.

         The Board of Directors has fixed May 3, 2000 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

         ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SUBMITTED THEIR PROXY.

May __, 2000                              By Order of the Board of Directors

                                          Gary Starr
                                          Chief Executive Officer, President

                                  ZAPWORLD.COM

                                 117 Morris St.
                          Sebastopol, California 95472

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                      to be held on Saturday, June 24, 2000

         This Proxy Statement and the accompanying Proxy form, attached hereto as Appendix A, are furnished to the shareholders of ZAPWORLD.COM (the "Company" or "ZAP") in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Special Meeting of Shareholders (the "Meeting"). The meeting will be held on Saturday, June 24, 2000, beginning at 11.30 am at the Sebastopol Community Center, located at 390 Morris St., Sebastopol, California 95472. Included herewith is the annual report, which consists of the 10KSB of ZAP for the year ended December 31, 1999 (the "Annual Report") and the 10QSB for the three-month period ended March 31, 2000.

         The Company's principal offices are located at 117 Morris Street, Sebastopol, California 95472. The Notice of Special Meeting, this Proxy Statement and the enclosed form of Proxy were initially mailed to shareholders on or about May 25, 2000.

         The enclosed Proxy is solicited by the Board of Directors of ZAP.

         ZAP will bear the entire cost of preparing, assembling and mailing the Notice of Annual Meeting and this Proxy Statement to shareholders. ZAP has made arrangements to forward copies of proxy materials to brokerage houses, fiduciaries and custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of ZAP at ZAP's expense. In addition to the solicitation of proxies by mail, some of the officers and directors and regular employees of ZAP may without additional compensation solicit proxies by telephone or personal interview. ZAP will bear the costs of these solicitations.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

         The record date for determining the shareholders entitled to vote at the meeting is May 3, 2000. As of that date, there were 5,226,594 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. There were no shares of any other class of stock outstanding which were entitled to vote as of that date. It is important that your shares be represented at the Meeting. Please complete and sign the enclosed Proxy and return it to ZAP.

         The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, shall be elected Directors. To approve the proposed amendment to the Company's Articles of Incorporation, a majority of outstanding shares of Common Stock entitled to vote on the proposed amendment must vote in favor of the amendment. To approve the amendments to the Company's 1999 Stock Option Plan, a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting must vote in favor of the amendments. To ratify the appointment of independent auditors for the Company, a majority of outstanding shares of Common Stock entitled to vote on the proposed amendment must vote in favor of the amendment.

                                  PROXY VOTING

         Shares for which proxy cards are properly executed and returned, or properly voted telephonically, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, "FOR" the proposal to amend the Employee Stock Option pool to expand it to 1,500,000 shares, "FOR" approval of having 20,000,000 authorized shares of Common Stock, "FOR" Approval of having 10,000,000 authorized shares of Indeterminate Preferred Stock, and "FOR" ratification of the auditors of the Company. Should any other business properly come before the meeting, the person or persons named as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

         The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, American Securities Transfer, a proxy form for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

         If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

                   ATTENDANCE AND VOTING AT THE ANNUAL MEETING

         If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

                                   ABSTENTION

         Abstention votes will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. In the election of Directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against the proposal to amend the Company's Articles of Incorporation, against the proposal to approve the amendments to the Company's 1999 Stock Option Plan, and against the ratification of the independent auditors.

                                   REVOCATION

         Any person who completes the enclosed proxy form may revoke that proxy at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy form bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting. A person may also revoke a proxy by attending the Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.

             INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

         The following table sets forth certain information regarding the number of shares of the voting securities which each 5% or greater shareholder, director, each nominee for election to the Board of Directors and the Executive officers of ZAP owned as of March 31, 2000 as well as the percentage of shares which the executive officers and directors owned as a group as of that date.

                                                                         Amount and               Percent of
Name                       Director             Address                   Nature of                 Class
                           Since                                       Beneficial Owner

Gary Starr                  1994        117 Morris St.                    516,005(1)                 9.8%
Sebastopol, CA 95472

Robert E. Swanson           1999        947 Linwood Ave.                1,250,237(2)                23.9%
Ridgewood, NJ 07450

Douglas R. Wilson           1999        947 Linwood Ave.                1,250,237(3)                23.9%
Ridgewood, NJ 07450

Lee Sannella                1995        117 Morris St.                     71,952                   1.37%
Sebastopol, CA 95472

William D. Evers            1999        155 Montgomery, 12th Flr            1,723(4)                 .03%
San Francisco, CA 94104

All other executive officers                                                                         .39%

All officers and directors as a group                                                              35.49%

James McGreen               N/A                                           562,900(5)                10.7%


--------

(1) Gary Starr owns 9.8% of the outstanding stock of ZAP, constitutes one of the five members of the Board of Directors, and is the Chief Executive Officer and President of ZAP. Mr. Starr holds 486,005 shares in his name and indirectly owns 30,000 shares which are in his son's names.

(2) Robert E. Swanson is an officer of Ridgewood Power and a manager of the shares owned by Ridgewood ZAP, LLC which owns 23.9% of ZAP. Mr. Swanson personally does not own any shares of ZAP, he constitutes one of the five members of the Board of Directors and is also Chairman of the Board.

(3) Douglas R. Wilson is an officer of Ridgewood Power and a manager of the shares owned by Ridgewood ZAP, LLC which owns 23.9% of ZAP. Mr. Swanson personally does not own any shares of ZAP, he constitutes one of the five members of the Board of Directors.

(4) William D. Evers is a director of the Board of ZAP. His law firm Evers & Hendrickson has provided legal services for ZAP.

(5) James McGreen, formerly President of ZAP, resigned from the Board on December 17, 1999. He currently owns 562,900 shares of ZAP.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         The Bylaws state that the Board of Directors shall consist of between five and seven members, and the minimum number of Board members be set at five. The Board of directors has set the number at five, and there are currently five members of the Board of Directors.

         Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Meeting.

         Five directors are to be elected at the Meeting to serve until the 2001 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The Board of Directors will present for election by the shareholders and recommends a vote FOR the following nominees:

Gary Starr, Robert E. Swanson, Douglas R. Wilson, Lee Sannella, and William D. Evers. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Meeting. Each nominee is currently a member of the Board of Directors.

         Persons receiving a plurality of the votes cast at the Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not votes (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election for any nominee or nominee is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

         Shareholders are entitled to one vote for each share held. However, in the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The number of directors to be elected, shall be elected. Votes cast against a candidates or which are withheld shall have no effect. Upon the demand of any shareholder made before the voting begins, the election of directors shall be by ballot rather than by voice vote.

         Background information with respect to the five nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Gary Starr has been a Director and executive officer of ZAP since its inception in 1994. He has been the Chief Executive Officer and President of ZAP since September 1999. He has been building, designing, and driving electric cars for more than 25 years. In addition to overseeing the marketing of more than 35,000 electric bicycles and other electric vehicles, Mr. Starr has invented several solar electric products and conservation devices. Mr. Starr founded U.S. Electricar's electric vehicle operation in 1983. In 1993, Mr. Starr earned a Private Industry Council Recognition Award for creating job opportunities in the EV industry and was named as one of the ten most influential electric car authorities by Automotive News. He has also received recognition awards for his contributions toward clean air from the American Lung Association of San Francisco, CALSTART and U.S. Senator Barbara Boxer. Mr. Starr has several publications: Electric Cars: Your Guide to Clean Motoring, The Shocking Truth of Electric Cars, and The True Cost of Oil. In addition, he has appeared on more than 300 radio and television talk and news shows (including Larry King Live, The Today Show, Inside Edition, CNN Headline News, Prime Time Live, and the CBS Evening News and the McNeil Lehrer News Hour) as a recognized authority in the field of electric vehicles. Mr. Starr has a Bachelor of Science Degree from the University of California, Davis in Environmental Consulting and Advocacy.

Robert E. Swanson has been Chairman of the Board of ZAPWORLD.COM since 1999. Mr. Swanson is Chairman of the Board, sole director and sole stockholder of Ridgewood Capital Corporation. Mr. Swanson is also Chairman of the Board of the Ridgewood Fund and President, registered principal and sole stockholder of Ridgewood Securities Corporation. In addition, Mr. Swanson is President and sole shareholder of Ridgewood Energy, Ridgewood Power and Ridgewood Power Management. Ridgewood Power is a managing shareholder of each of the prior Programs and Mr. Swanson is the President of each prior Program. Since 1982, Mr. Swanson, through a number of entities, has sponsored and been a principal of more than 47 investment programs involved in gas exploration and development, which programs have raised approximately $200 million from the sale of investment units. Mr. Swanson was also a tax partner at the former New York and Los Angeles law firm of Fulop & Hardee and an officer in the Investment Division of Morgan Guaranty Trust. His specialty was in personal and financial planning, including income, estate and gift tax. Mr. Swanson is a member of the New York State and Jersey bars. He is a graduate of Amherst College and Fordham University Law School. Mr. Swanson and his wife Barbara Mardinly Swanson are the authors of "Tax Shelters, A Guide for Investors and Their Advisors." published by Jones-Irwin in 1982 and published in revised editions in 1984 and 1985.

Douglas R. Wilson has been a Director of ZAPWORLD.COM since 1999. Mr. Wilson is the Vice President of Acquisitions of Ridgewood Power and the Ridgewood Fund. He was a principal of Monhegan Partners, Inc., which provided acquisition and financial advisory for Ridgewood Power and the Prior Programs, from October 1996 until September 1998, when he joined Ridgewood Power as Vice President of Acquisitions. He has over 14 years of capital markets experience, including specialization in complex lease and project financings in energy-related businesses. He has a Bachelor of Business Administration from the University of Texas and a Masters degree in Business Administration from the Wharton School of the University of Pennsylvania.

William D. Evers has been a Director of ZAPWORLD.COM since 1999. Mr. Evers is one of the leading SEC attorneys in California with extensive experience in start-up and emerging companies, specializing for a number of years in private placements, Section 25102(n) offerings, Small Corporate Offering Registration, Reg. A Exemptions, and Small Business Registrations.

He has handled numerous mergers and acquisitions. Mr. Evers is a name partner in the law firm of Evers & Hendrickson LLP. Mr. Evers heads the Evers and Hendrickson Internet Law Group with its emphasis on Internet relationships. Mr. Evers has also had extensive experience in franchising and has been the CEO or President of various business ventures. He holds a BA from Yale University and JD from University of California, Berkeley.

Lee Sannella, M.D. has been a Director of ZAPWORLD.COM since its inception in 1994. Dr. Sannella has been an active researcher in the fields of alternative transportation, energy and medicine for more than 25 years. Dr. Sannella has been a founding shareholder in many start-up high tech companies. He was a Director of U.S. Electricar from 1983 to 1992. A graduate of Yale University, he maintained an active medical practice for many years in ophthalmology and psychiatry. He worked with the Sonoma Medical Society on improving radiation standards and is a best-selling author. He has served on advisory boards of the City of Petaluma, California, on the Board of Directors of the San Andreas Health Council of Palo Alto, the Veritas Foundation of San Francisco, and the AESOP Institute.

Committees, Compensation of the Board of Directors

         The Board of Directors has an Audit Committee, which was established in November of 1999 (the "Committee"). There are currently two members of the Committee, consisting of Mr. Sannella and Mr. Wilson. The Board of Directors intends to implement a Compensation Committee following the Annual Meeting.

         The Board has not established any other committee to date. The full Board of Directors makes recommendations concerning the submission of candidates at shareholders' meetings for election to the Board of Directors. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

         The Board of Directors met eight times in 1999. All of the directors have attended at least 90% of the meetings of the Board of Directors in 1999.

         The Company's directors do not receive any cash compensation for their service on the Board of Directors, but directors may be reimbursed for certain expenses in connection with their attendance at Board meetings.

          Directors of the Board, other than Gary Starr, received non-statutory stock options having a strike price of $6.25 with immediate vesting provided to them as awards for involvement with the affairs of the corporation. Gary Starr received 100,000 options with thirty-six months of equal vesting. These options must be exercised within five years of the date of grant, which was December 14, 1999. Ridgewood Power Corporation was granted options to purchase 100,000 shares and both William D. Evers and Lee Sannella received 25,000 options each.

Transactions Concerning Board of Directors

         ZAP entered into an agreement with Ridgewood Power Corporation of Ridgewood, NJ in March of 1999. Under the terms of this agreement Ridgewood Power purchased 678,808 shares of ZAP common stock for $2.05 million. The terms also included the warrant provision to purchase an additional $2 million of common stock. Ridgewood elected to exercise this warrant within three months for 571,429 shares of common stock. The shares owned by Ridgewood ZAP

LLC are managed by Robert E. Swanson and Douglas R. Wilson officers of Ridgewood Power Corporation.

         William D. Evers is a member of the Board of ZAP. His firm Evers & Hendrickson LLP provided legal services for the Company during 1999, for which it received $299,000 in compensation. Additionally, Mr. Evers was granted non-statutory stock options to acquire 25,000 shares at an exercise price of $3.02 per share and 25,000 shares at an exercise price of $3.50 per share. These options must be exercised on or before April 1, 2002. These options are in addition to the options mentioned above.

         James McGreen, formerly President and former Director of ZAP, resigned from the Board of Directors on December 17, 1999. As President he received compensation in the form of a salary of $34,000 and received 35,000 options. Mr. McGreen is currently a 10% shareholder of ZAP.

Relationships between Directors and Executive Officers

         There are no familial relationships between the directors and executive officers of the company.

Indebtedness of Management

         None of our executive officers are or were indebted to the Company or any subsidiary at any time since the last Annual Meeting.

Material Proceedings

         To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

Reports under Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal 1999, all filing requirements were met on a timely basis.

                                PROPOSAL NUMBER 2

             Expand the 1999 Employee Stock PLAN to 1,500,000 shares

The Board of Directors adopted the 1999 Stock Option Plan (the "Plan") in May 1999. This Plan authorized 500,000 shares to be allocated to employees according to Board approval. In December the Board agreed to expand the Plan to 1,500,000 shares.

         The following is a summary of the key provisions of the Plan and a general discussion of the federal income tax aspects of the Plan to the Company and the recipients of the options. A copy of the Plan is attached as Appendix B, and the summary contained in this Proxy Statement only summarizes certain portions of the Plan. For a complete description of the Plan, the Plan should be read in its entirety.

Purpose

         The Board of Directors of ZAP created the Plan to provide non-cash incentives to its key employees, directors and consultants. The Plan gives employees, directors and consultants the ability to acquire shares of ZAPWORLD.COM Common Stock at a predetermined price for a period of time specified in an agreement between the person who is given the option (the "optionee") and the Company. The Plan is designed to encourage key employees, directors and consultants to contribute to ZAP's success by giving them a common interest with the shareholders in increasing the value of the Common Stock. The Board of Directors also believes that options issued under the Plan may be used to attract additional capable employees, directors and consultants to join ZAP.

Administration

         The Plan is administered by the Board of Directors. The Board makes determinations as to the number of options each optionee will receive, the exercise price, the duration of the vesting schedule and the other terms of the options, subject to limitation as set forth in the Plan.

Eligible Participants

         The Plan allows for the grant of incentive stock options ("ISOs"), which are options that qualify as incentive stock options under the Internal Revenue Code of 1986, to employees of the Company. The Plan also allows for the grant of non-statutory stock options ("NSOs"), which do not qualify as incentive stock options, to directors, employees and consultants of the Company.

         The Board of Directors determines which of the eligible persons will receive options. The Board may apply whatever criteria it deems appropriate in choosing who will receive options as well as the number of shares each person may purchase and the period over which the options vest, subject to the limitations imposed by the Plan.

Shares subject to Plan

         Currently, ZAP may grant options to purchase 1,500,000 shares of the Company's Common Stock under the Plan. The number of share set aside for issuance under the Plan is subject to adjustments in the event of mergers, reorganizations, and certain other changes in the outstanding shares of the Company.

Terms of Option Grants

         Stock Option Agreement. If the Board wishes to grant an option to an eligible person, that person will be given a stock option agreement. Both the Company and the prospective optionee must sign the stock option agreement before any option grant will be deemed effective.

         Purchase Price. Each stock option agreement will set forth the price at which the holder of the option may purchase Common Stock, commonly referred to as the "exercise price". Subject to the discussion set forth below, the Board has the authority to determine what the option exercise price will be. The Exercise Price for each share of Common Stock, which price is not less than the fair market value per share of Common Stock on the Grant Date, as determined by the Board; provided, however, in the event Optionee is an Employee and owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary corporations immediately before the Grant Date, said exercise price is not less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the Grant Date as determined by the Board

         The Plan provides that options may be exercised through payment of cash or by check or through the provisions of the Promissory Note given by the optionee to the Company.

         Vesting. Options granted under the Plan will typically be subject to vesting. This means that initially the optionee will be able to purchase none or only some of the shares for which he or he has been given an option. The number of shares the optionee may purchase increase over time while the optionee is employed by the Company until, if the holder remains with the Company for a sufficient period, the optionee is eligible to purchase all of the shares for which the holder was given an option. The rate by which the options vest will be stated in the stock option agreement between the Company and the optionee. The Plan provides that vesting shall occur at a rate of no less than 20% of the total number of shares granted under the option agreement per year and that all options will become fully vested by no later than 36 months after the date the options are granted.

         Term. With certain exceptions for employees who own 10% or more of the Company's stock, whose ISOs expire after five years, the term of each option is ten years from the date of grant unless a shorter period is specified in the stock option agreement. The period of time during which an option may be exercised may be reduced, however, under certain circumstances. If an optionee ceases being employed or providing services to the Company for any reason (other than death or disability), the optionee will have ninety days following the effective date of termination to exercise the option before the option expires. If the optionee suffers a disability that makes him or her substantially unable to perform his or her duties for any 12 month period, the optionee, the optionee's qualified representative or estate may for a period of six months following the date of such or disability exercise the option (but in no event later than the date of expiration of the term of this Option as set forth in the option agreement). If the optionee dies, her option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in the option agreement). The number of shares the optionee was entitled to purchase will equal the number of shares the optionee was entitled to purchase on the date of termination, disability or death and all vesting will cease on that date.

         Stock options terms will also change, subject to certain types of reorganizations of the Company. These are (i) a merger, whether or not the Company is the surviving corporation, if the beneficial owners of the Company's securities immediately prior to the merger as a group own less than 50% of the surviving entity's outstanding voting securities after the merger, (ii) the sale or exchange of all or substantially all of the assets of the Company (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code. (A)The Company shall notify the Optionee no less than 15 days prior to such event of the event, (B) the Optionee shall become fully vested in all Option Shares, and (C) unless otherwise extended by the Board, the Option Term shall terminate on the business day immediately preceding the day of such events.

Term of Plan

         The Board of Directors may amend or terminate the Plan at any time, and the Board of Directors may discontinue granting options under the Plan at any time. All material amendments to the Plan will require approval of the shareholders. Amendments to the Plan or the termination of the Plan will not adversely affect the rights of optionees under their stock option agreements, unless the individual optionees consent to the amendment of termination of their options.

Federal Income Tax Consequences

         The material U.S. federal income tax consequences to the Company and to any person granted a stock award or an option under the 1999 Plan who is subject to taxation in the United States under existing applicable provisions of the Code and underlying Treasury Regulations are substantially as follows. The following summary does not address state, local or foreign tax consequences and it is based on present law and regulations as in effect as of the date hereof.

         NSOs. No income will be recognized by an optionee upon the grant of an NSO.

         Upon the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value at the time of exercise of the shares acquired over the exercise price. Upon a later sale of those shares, the optionee will have capital gain or loss equal to the difference between the amount realized on such sale and the tax basis of the shares sold. Furthermore, this capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year before they are sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares' holding period will begin on the day after the exercise date.

         If the optionee uses already-owned shares to pay the exercise price of an NSO in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee's tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

         ISOs. No income will be recognized by an optionee upon the grant of an ISO.

         The rules for the tax treatment of an NSO also apply to an ISO that is exercised more than three months after the optionee's termination of employment.

         Upon the exercise of an ISO during employment or within three months after the optionee's termination of employment (12 months in the case of permanent and total disability), for regular tax purposes the optionee will recognize no ordinary income at the time of exercise

(although the optionee will have income for alternative minimum income tax purposes at that time equal to the excess of the fair market value of the shares over the exercise price). If the acquired shares are sold or exchanged after the later of (i) one year from the date of exercise of the option and (ii) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option exercise price will be taxed to the optionee as long-term capital gain or loss. If the shares are disposed of in an arms' length sale before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares received on the exercise date over the exercise price (or, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon the disposition of the shares and (ii) the exercise price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

         Company Deduction. In all the foregoing cases, the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to certain limitations. Among these limitations is Section 162(m) of the Code. As discussed above, certain performance-based compensation is not subject to the Section 162(m) limitation on deductibility. Stock options and restricted stock and performance share awards can qualify for this performance-based exception if they meet the requirements set forth in Section 162(m) and Treasury Regulations promulgated thereunder. The 1999 Plan has been drafted to allow compliance with those performance-based criteria.

Awards of Options to Date under 1999 Stock Option Plan

         Over the last year the board approved the awards of the following options under the Plan. The exercise price of these options varies between $3.02 and $7. All employee options are ISOs and the vesting period is 36 months. Some NSO optionees have 36 month vesting periods while others have immediate vesting provisions in their agreements.

Gary Starr (CEO, President)                                              135,000
James McGreen (former President)                                          35,000
Andrew Hutchins (Vice-President,Operations)                               30,000
Scott Cronk (Vice-President, Business Development)                        50,000
Sanford Theodore (Controller)                                             30,000

All employees as a group (excluding executive officers)                  201,000
All employees as a group (including executive officers                   506,000
All directors as a group (including Gary Starr)                          345,000

Requirement of Shareholder Approval

         The 1999 Stock Option Plan went into effect May 16, 1999. It was approved by the shareholders at the Annual Meeting on that date. On December 14, 1999, the Board of Directors resolved that the number of authorized shares in the pool of this Plan be increased from 500,000 shares to 1,500,000 shares. This action, which amends the Stock Option Plan requires that shareholder approval be obtained no later than 12 months after the Board resolution to increase the number of shares.

Recommendation

         The Board of Directors unanimously recommends that the shareholders vote "FOR" approval to expand the Stock Option pool to 1,500,000 shares.

                                PROPOSAL NUMBER 3

         The Articles of Incorporation currently authorize ZAP to issue a maximum of 10,000,000 shares of Common Stock. Under California law, the Board of Directors may not issue any share in excess of that number unless the Articles of Incorporation are amended to allow ZAP to issue a greater number of shares.

         To pay for future Company growth and possible acquisitions, ZAP will need to raise additional funds. The form in which the financing will be obtained has not yet been determined, but the Board of Directors believes that this raising of new financing will likely involve the Company's issuance of additional shares from time to time to raise financing for other purposes. By increasing the number of shares of Common Stock the Company is authorized to issue, the Board of Directors believes that the Company will have greater flexibility in being able to raise the required additional financing, thereby benefiting the Company.

Description of Amendment - Legal Effect

         The text of the Proposed amendment to the Articles of is set forth in Attachment B to this Proxy Statement. The following summarizes the material provisions of the amendment.

         If approved by the shareholders, the amendment would allow the Company to issue a maximum of 20,000,000 shares of Common Stock. This is an increase of 10,000,000 shares over the limit currently contained in the Articles of Incorporation.

         With certain exceptions, the Company may issue additional shares of Common Stock up to the maximum allowed under the Articles of Incorporation without shareholder approval.

         If the shareholders approve the amendment, the amendment to the Articles of Incorporation will be submitted for filing with the California Secretary of State. The amendment will enter into effect upon its acceptance for filing by the California Secretary of State.

Required Vote for Approval

         Approval of the amendment will require the affirmative vote of a majority of the outstanding shares of the Company's stock entitled to vote at the Meeting. Each shares is entitled to one vote. Proxies solicited by the Board of Directors will be voted FOR this proposal unless the shareholders specify to the contrary in their proxies of specifically abstain from voting on this matter. Abstention votes and broker non-votes will have the effect of a vote against the amendment. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the amendment, rather than only a majority present at the Meeting, shares that are not presented at the Meeting and do not vote will have the effect of a vote against the amendment.

Recommendation

         The Board of Directors unanimously recommends that the shareholders vote "FOR" approval of Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock to 20,000,000.

                                PROPOSAL NUMBER 4

         The Articles of Incorporation of ZAP currently do not have a provision to authorize Preferred Stock. This proposal would authorize the Company to have 10,000,000 shares of Indeterminate Preferred Stock. Under California law, the Board of Directors may not issue any class of shares unless specified in the Articles of Incorporation.

         To pay for future Company growth and possible acquisitions, ZAP will need to raise additional funds. The form in which the financing will be obtained has not yet been determined, but the Board of Directors believes that this raising of new financing will likely involve the Company's issuance of additional shares from time to time to raise financing for other purposes. By providing for Preferred Stock, the Board of Directors believes that the Company will have greater flexibility in being able to raise the required additional financing, thereby benefiting the Company. The Preferred Stock is known as "indeterminate" preferred. This allows the Board of Directors to set the rights, privileges and preference of various series of Preferred Stock without having to obtain shareholder approval. This allows for greater flexibility and less delay when a preferred issued is required.

Required Vote for Approval

         Approval of the amendment will require the affirmative vote of a majority of the outstanding shares of the Company's stock entitled to vote at the Meeting. Each shares is entitled to one vote. Proxies solicited by the Board of Directors will be voted FOR this proposal unless the shareholders specify to the contrary in their proxies of specifically abstain from voting on this matter. Abstention votes and broker non-votes will have the effect of a vote against the amendment. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the amendment, rather than only a majority present at the Meeting, shares that are not presented at the Meeting and do not vote will have the effect of a vote against the amendment.

Recommendation

         The Board of Directors unanimously recommends that the shareholders vote "FOR" approval of Amendment to the Articles of Incorporation to authorize 10,000,000 shares of Indeterminate Preferred Stock.

                                PROPOSAL NUMBER 5

                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Grant Thornton, LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2000. A representative of Grant Thornton LLP is expected to be at the Annual Meeting. The representative will be available to respond to appropriate questions of shareholders.

         The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Grant Thornton LLP as independent accountants of the Company.

                             Executive Compensation
                                  (Item 402(b))

                                                    Executive Compensation Table
                                                    (rounded to hundreds, except per
                                                    share)
                                                                              Long-Term Compensation
                                                                              -----------------------------------------
                                                                              Awards                      Payouts
                                                                              -----------------------------------------
( a )                        ( b )      ( c )       ( d )   ( e )             ( f )       ( g )           ( h )
                                                            Other             Restricted  Stock
                                                            Annual            Stock       Underlying      LTIP
                                        Salary      Bonus   Compensation      Award       Options/SAR     Payouts
Position                     Year       ( $ )       ( $ )   ( $ )             ( $ )       ( # )           ( $ )
-----------------------------------------------------------------------------------------------------------------------
James McGreen                1997       38,000                                2,250
Former President             1998       37,500
                             1999       34,000      200                                   35,000

Gary Starr                   1997       35,000
Chief Executive Officer      1998       35,700
And President                1999       39,500      200                                   135,000


The Company does have an employment agreement with its Chief Executive Officer Gary Starr.

                     Opinion/SAR Grants in Last Fiscal Year
                                  (Item 402(c))


(a)            (b)              (c)             (d)          (e)
               # of             % of Total
               Securities       Options/SARs    Exercise
               underlying       Granted to      or Base
               Options/SARs     Employees In    Price        Expiration
Name           Granted (#)      Fiscal Year     (#/Sh)       Date
----           -----------      -----------     ------       ----
GARY STARR     35,000           6.9%            $7.00        7/19/04
GARY STARR     100,000          19.7%           $6.25        7/19/04

    Aggregated Opinion/SAR Exercises in Last Fiscal Year and Fiscal Year End
                                Option/SAR Values
                                  (Item 402(d))

(a)                  (b)               (c)           (d)                          (e)
                                                     Number of Securities         Value of Unexercised
                                                     Underlying Unexercised       In-the-money Options/SARs
                                                     Options/SARs At Fiscal       at Fiscal Year End ($)
                                                     Year End
                     Shares
                     Acquired on       Value
Name                 Exercise #        Realized      Exercisable/Unexercisable    Exercisable/Unexercisable
----                 ----------        --------      -------------------------    -------------------------
GARY STARR           32,319(1)         $189,874      18,333/31,944                $213,121/$371,349(4)
                     72,000(2)         $354,960
                     15,181(3)         $ 88,239

----------

(1) Exercised on 11/8/99, strike price was $1.00. Market closed at $5.87 on that day.

(2) Exercised on 4/06/99, strike price was $.40. Market closed at $4.93 on that day.

(3) Exercised on 9/30/99, strike price was $1.00. Market closed at $5.8125 on that day.

(4) Market closed at $11.625 on 12/31/99


                            PROPOSALS OF SHAREHOLDERS

         Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and the form of proxy with regard to the 2001 Annual Meeting must be received by the Secretary of the Company by February 16, 2001 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.


                                 OTHER BUSINESS

         It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before this meeting. If any other business should properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct if the Meeting pursuant to the discretionary authority granted in the Proxy.


By Order of the Board of Directors

Oonagh Duggan
Secretary

                                              Sebastopol, California
                                              May ___, 2000

                                   Appendix A

                               ZAPWORLD.COM, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned holder(s) of the stock of Zapworld.com, Inc. (Zapworld) acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders of Zapworld, dated May __, 2000, and a Proxy Statement of the Board of Directors of the same date. The undersigned hereby appoint(s) Gary Starr, President, or, instead of said proxy, __________________ (write in name of proxy you wish to represent you) with full power of substitution, as proxy to appear and vote all of the shares of the stock of Zapworld registered in the name of the undersigned which the undersigned could vote if personally present and acting at the 2000
Annual Meeting of Shareholders of Zapworld, to be held at the Community Center, 390 Morris Street, Sebastopol, California on Saturday, June 24, 2000 at 11:30am, and at any adjournments thereof. The holder of this proxy shall vote upon the items set forth in the Notice of Annual Meeting and the Proxy Statement in the manner set forth below and shall vote according to his discretion on all other matters which may be properly presented for consideration at that meeting, including but not limited to all matters related to the conduct of the meeting.
The holder of this proxy is granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has(have) granted the authority to vote.

1.  To elect as directors the nominees set forth below.       [ ] FOR all nominees listed below (except as
                                                                  marked to the contrary below).

                                                              [ ] WITHOLD AUTHORITY to vote for all of the
                                                                  nominees listed below.

(INSTRUCTION) To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Gary Starr, Robert E. Swanson, Lee Sannella, Douglas R. Wilson, William D. Evers

2. To  increase  the number of shares  issuable  under the Stock  Option Plan to    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN
1,500,000.

3. To amend the  Articles of  Incorporation  to increase the number of shares of    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN
Common Stock Zapworld may issue to 20,000,000.

4. To amend the  Articles of  Incorporation  to authorize  10,000,000  shares of    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN
Indeterminate Preferred Stock in the manner described in the Proxy Statement.

5. To ratify the appointment of Grant Thornton LLP as the  independent  auditors    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN
of Zapworld.

              PLEASE COMPLETE, DATE AND SIGN PROXY ON REVERSE SIDE

By executing this proxy, I(we) hereby revoke all previous proxies with regard to any matter to be voted upon at the Annual Meeting.


Number of Shares:__________

                                   Date: ____________, 2000


                                   --------------------------------------------
                                   Signature of Shareholder


                                   --------------------------------------------
                                   Printed Name of Shareholder


                                   --------------------------------------------
                                   Signature of Joint Shareholder


                                   --------------------------------------------
                                   Printed Name of Joint Shareholder


                                  INSTRUCTIONS

         Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title.

The Board of Directors recommends a vote FOR each of the persons listed above for election to the Board of Directors and FOR each of the proposals listed in the Notice of Meeting and Proxy Statement. This proxy will be voted as directed by the shareholder(s) duly executing this proxy. If no direction is made with respect to any or all of the above proposals, this proxy will be voted FOR each of the persons listed above and FOR all of the proposals listed in the Notice of Meeting and the Proxy Statement.

           THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE